SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials



                           OMEGA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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|X|  No fee required.
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2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                  [LETTERHEAD OF OMEGA FINANCIAL CORPORATION]

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                 APRIL 23, 2007

TO OUR SHAREHOLDERS:

      The 2007 annual meeting of  shareholders  of OMEGA  FINANCIAL  CORPORATION
("Omega") will be held on Monday, April 23, 2007 at 10:00 a.m. (prevailing time), at Ramada Inn, 1450 South Atherton Street, State College, Pennsylvania for the following purposes:

      1. To elect four directors for three year terms, as more fully described in the accompanying Proxy Statement;

      2. To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed February 23, 2007 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

      If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth in this notice of the annual meeting.

      You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting in person, you are urged to vote. You have three options for voting. You may vote through the Internet, by telephone or by mail. Please check your proxy card for instructions on all three options. Omega prefers that you vote via the Internet or by telephone in order to minimize costs. If you vote by mail, please sign, date and promptly return the enclosed proxy. A self-addressed envelope is enclosed for your convenience; no postage is required if mailed in the United States.

                               By order of the Board of Directors,

                               /s/ David S. Runk

                               David S. Runk, Secretary

March 30, 2007

                           OMEGA FINANCIAL CORPORATION
                                366 Walker Drive
                        State College, Pennsylvania 16801

                                 PROXY STATEMENT

      The enclosed proxy is solicited by and on behalf of Omega Financial Corporation ("Omega" or the "Company") for use at the annual meeting of shareholders to be held on Monday, April 23, 2007 at 10:00 a.m. (eastern daylight time) at Ramada Inn, 1450 South Atherton Street, State College, Pennsylvania and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is March 30, 2007.

      Voting prior to the meeting will not affect the shareholder's right to attend the annual meeting and vote in person because the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by delivering a later-dated proxy card or by giving written notice to the Secretary of Omega at any time before the proxy is exercised.

      The expense of the proxy solicitation will be borne by Omega. In addition to solicitation by mail, proxies may be solicited in person or by telephone or email by directors, officers or employees of Omega and its bank subsidiary, Omega Bank, without additional compensation. Omega is required to pay the reasonable expenses incurred by record holders of Omega Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Omega's Common Stock, upon request of such record holders.

      A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Omega Common Stock for the election of all nominees for directorships hereinafter named.

      If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name" (that is, you hold your stock through a broker or other nominee), please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 3:00 a.m. (eastern daylight time) on Monday, April 23, 2007.

      The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which Omega did not know by December 1, 2006 are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and Proxy pursuant to Rule 14a-8 or Rule 14a-9 promulgated under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

      Omega had 12,648,097 shares of common stock, par value $5.00 per share ("Common Stock") outstanding at the close of business on February 23, 2007, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting. Except for certain restrictions (hereinafter summarized) on the right to cast more than 10% of the total votes, which all shareholders are entitled to cast, each holder of Omega's Common Stock is entitled to one vote for each share of Common Stock held of record on the record date on each matter that may be brought before the annual meeting.

      The presence, in person or by proxy, of holders entitled to cast at least a majority of the votes which the holders of all of the aggregate outstanding shares of Omega Common Stock are entitled to cast constitutes a quorum for the purpose of considering and acting on such matters. All shares of Omega's Common Stock present in person or represented by proxy and entitled to vote, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of annual meeting.

      The election of directors will be determined by a plurality vote and the four nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether a proposal has received the required shareholder vote.

      Omega is not currently aware of any matters that will be brought before the annual meeting (other than procedural matters), which are not referred to in the enclosed notice of the annual meeting.

      Article 8 of Omega's Amended and Restated Articles of Incorporation, as amended (the "Restated Articles"), restricts the rights of a Person (as hereafter defined) to cast (or execute written consent with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities that act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

      The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group that includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of the number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

      In the event of a violation of Article 8, in addition to other remedies afforded Omega, the judges of election cannot count votes cast in violation of
Article 8 and Omega or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market prices of such shares.

      The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Restated Articles, which can be obtained in the same manner as Omega's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (see "Annual Report and Financial Statements").

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

      The following table sets forth information regarding persons or entities Omega's management believes own of record or beneficially, as of February 23, 2007, 5% or more of the outstanding shares of Omega Common Stock.

                                                       Amount of
                                                       Beneficial    Percent of
Name and Address of Beneficial Owner                   Ownership    Common Stock
------------------------------------                   ---------    ------------
Dimensional Fund Advisors, LP (1)                       908,055         7.2%
1299 Ocean Avenue
Santa Monica, California 90401

(1) Based on a Schedule 13G/A by Dimensional Fund Advisors, LP ("Dimensional") filed with the SEC on February 9, 2007. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over 908,055 shares of Omega Common Stock as of December 31, 2006. The Funds own all securities reported, and Dimensional disclaims beneficial ownership of such securities.

      Omega's Employee Stock Ownership Plan ("ESOP") holds 798,909 shares, or 6.3% of Omega's outstanding common stock, of which 738,578 shares are allocated to participants in the ESOP and are not considered beneficially owned by the ESOP under applicable SEC regulations.

Security Ownership of Directors and Management

      The following table sets forth certain information, as of February 23, 2007, with respect to Omega's Common Stock beneficially owned by each director and nominee for director, each executive officer of the Company named in the "Summary Compensation Table" and by all directors, and executive officers of Omega as a group. Also included is information with respect to shares of Common Stock that have been allocated to the accounts of directors and officers who are participants in Omega's ESOP. Unless otherwise specified, all persons listed on the following chart have sole voting and investment powers with respect to their shares:

              Name of                                 Amount and Nature of     Percent
          Beneficial Owner                          Beneficial Ownership (a)   of Class
          ----------------                          ------------------------   --------
          Carl H. Baxter                                     4,003                *
          Maureen M. Bufalino                                5,550 (b)            *
          Philip E. Gingerich                               64,000 (c)            *
          Jodi L. Green                                        200                *
          Robert A. Hormell                                 16,919 (d)            *
          Donita R. Koval                                   66,832 (e)(n)         *
          Stephen M. Krentzman                              50,755 (f)            *
          David B. Lee                                     239,274 (g)(n)        1.9%
          D. Stephen Martz                                  82,314 (h)            *
          Stanton R. Sheetz                                 10,494 (i)            *
          Robert A. Szeyller                                10,184 (i)(n)         *
          David N. Thiel                                    56,401 (j)            *
          Dennis J. Van Benthuysen                          34,781 (k)            *
          Daniel L. Warfel                                  89,405 (l)(n)         *
          All directors and executive officers as
          a group (14) persons                             731,112 (m)(n)        5.7%
              *less than 1%

(a) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the SEC regulations and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after February 23, 2007. Beneficial ownership may be disclaimed as to certain of the securities.

(b) This amount includes 784 shares owned by Ms. Bufalino's children. This amount also includes 3,320 shares issuable upon the exercise of stock options granted to Ms. Bufalino pursuant to the Omega 1996 Employee Stock Option Plan, 1,191 shares of Common Stock included in Ms. Bufalino's 401(k) account and 255 shares of Common Stock allocated to Ms. Bufalino's account under the ESOP.

(c) This amount includes 30,000 shares owned solely by Mr. Gingerich's wife. This amount also includes 3,000 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors and 1,000 shares issuable upon the exercise of stock options granted pursuant to the 2004 Stock Option Plan for Non-Employee Directors.

(d) This amount includes 3,187 shares owned jointly with Mr. Hormell's wife. This amount also includes 6,504 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors, and 125 shares issuable upon the exercise of options granted under the 2004 Stock Option Plan for Non-Employee Directors.

(e) This amount includes 5,272 shares owned solely by Ms. Koval's husband and 821 shares owned by Ms. Koval as custodian for her son. This amount also includes 41,622 shares issuable upon the exercise of stock options granted to Ms. Koval pursuant to the Omega 1996 Employee Stock Option Plan and 9,115 shares of Common Stock allocated to Ms. Koval's account under the ESOP.

(f) This amount includes 3,290 shares owned jointly with Mr. Krenztman's children. This amount also includes 1,317 shares owned by Joe Krentzman and Son, 13,392 shares owned by M&S Krentzman Realty and 1,500 shares owned by Krentzman Metals Corporation, all of which Mr. Krentzman is President and sole owner.

(g) This amount includes 35,735 shares owned solely by Mr. Lee's wife and 7,002 shares owned by Centre Foods Enterprises, Inc., of which Mr. Lee is a director, officer and shareholder. This amount also includes 92,134 shares issuable upon the exercise of stock options granted to Mr. Lee pursuant to the Omega 1996 Employee Stock Option Plan and 16,095 shares of Common Stock allocated to Mr. Lee's account under the ESOP.

(h) This amount includes 16,206 shares issuable upon the exercise of stock options granted to Mr. Martz pursuant to the Omega 1996 Employee Stock Option Plan and 9,847 shares of Common Stock allocated to Mr. Martz's account under the ESOP.

(i) This amount includes 3,300 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors and 1,000 shares issuable upon the exercise of options granted under the 2004 Stock Option Plan for Non-Employee Directors.

(j) This amount includes 7,899 shares held jointly with Mr. Thiel's wife, 33,000 shares issuable upon the exercise of options granted to Mr. Thiel pursuant to the Omega 1996 Employee Stock Option Plan, 1,137 shares issuable upon the exercise of stock options granted pursuant to the Omega Employee Stock Purchase Plan, and 9,946 shares of Common Stock allocated to Mr. Thiel's account under the ESOP.

(k) This amount includes 14,185 shares owned jointly with Mr. Van Benthuysen's wife and 5,392 shares owned solely by his wife and 6,024 shares owned by Colonial Furniture of which Mr. Van Benthuysen is President and sole owner. This amount also includes 4,355 shares issuable upon the exercise of options granted under the 2004 Stock Option Plan for Non-Employee Directors.

(l) This amount includes 36,131 shares held jointly with Mr. Warfel's wife. This amount also includes 33,086 shares issuable upon the exercise of stock options granted to Mr. Warfel pursuant to the Omega 1996 Employee Stock Option Plan and 20,188 shares of Common Stock allocated to Mr. Warfel's account under the ESOP.

(m) This amount includes an aggregate of 200,979 shares issuable upon the exercise of stock options granted to all executive officers of Omega as a group pursuant to the Omega 1996 Employee Stock Option Plan and the Omega Employee Stock Purchase Plan, an aggregate of 43,110 shares issuable upon the exercise of options granted to all non-employee directors of Omega as a group under the 1994 Stock Option Plan for Non-Employee Directors and the 2004 Stock Option Plan for Non-Employee Directors, and an aggregate of 65,445 shares of Common Stock allocated under the ESOP to the accounts of all executive officers of Omega as a group.

(n) Does not include 798,909 shares of common stock that are owned by the ESOP of which Messrs. Lee, Szeyller and Warfel and Ms. Koval and one other officer are Trustees, other than any shares that have been allocated to the accounts of executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires Omega's executive officers, directors, and persons who beneficially own more than ten percent of Omega's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Omega. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Omega with copies of all
Section 16(a) forms they file.

      To Omega's knowledge, based solely on a review of the copies of such reports furnished to Omega and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Omega's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the fiscal year ended December 31, 2006 other than as follows: two Form 4 Reports were filed late by Mr. Van Benthuysen and one Form 4 Report was filed late by Mr. Sheetz.

                                   PROPOSAL 1
--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS

      The Bylaws of Omega provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by the Board of Directors. The Board of Directors has set the number of directors at twelve. The Bylaws further provide that the Board shall be classified into three classes, as nearly equal in number as possible. One class of directors is to be elected annually. Four directors are to be elected at the 2007 annual meeting of shareholders for a term of three years each.

      The Board of Directors, pursuant to the Bylaws, has nominated, upon the recommendation of Omega's Nominating Committee, the four persons listed below to be nominees for election to the Board of Directors. All are currently serving as directors of Omega. If any of the nominees becomes unavailable for election for any reason, valid proxies may be voted for a substitute nominee, if any, designated by the Board of Directors. Omega expects all nominees to be willing and able to serve.

      In connection with the merger of Sun Bancorp, Inc. ("Sun") into Omega on October 1, 2004, Maureen M. Bufalino, Dennis J. Van Benthuysen and Robert A. Hormell were appointed to the Board of Directors of Omega for terms expiring at the 2005, 2006 and 2007 Annual Meetings of Shareholders, respectively. In the merger agreement with Sun, Omega also agreed that the Omega Board of Directors would recommend, subject to its fiduciary duties, the nomination of each Sun director for election by the shareholders of Omega for one additional term of three years after such Sun director's initial term expires. Accordingly, Ms. Bufalino was re-elected as a director in 2005 for a three-year term, Mr. Van Benthuysen was re-elected as a director in 2006 for a three-year term and Mr. Hormell has been nominated for re-election as for a three-year term at the 2007 Annual Meeting.

      On March 18, 1995, Omega's banking subsidiaries, Peoples National Bank of Central Pennsylvania ("Peoples Bank") and The Russell National Bank, merged to form Omega Bank. On October 20, 2001, Omega's banking subsidiaries, Hollidaysburg Trust Company ("Hollidaysburg Trust") and Penn Central National Bank ("Penn Central Bank") were merged into Omega Bank. Any reference below to service with Omega Bank includes service with Omega Bank's predecessors prior to such mergers.

The following table sets forth certain information regarding Omega's nominees for election to the Board of Directors for a three-year term expiring at the 2010 Annual Meeting of Shareholders:

                                                                  Positions with Omega/
                                                              Principal Occupation During
           Name of Nominee             Age                        the Past Five Years
           ---------------             ---                        -------------------
           Stanton R. Sheetz           51          Director of Omega since 1994;  Director of Omega
                                                   Bank since 1986;  Director,  President and Chief
                                                   Executive   Officer  of  Sheetz,   Inc.,  retail
                                                   convenience stores.

           Robert A. Szeyller          68          Director of Omega since 1989;  Director of Omega
                                                   Bank    since    1985;     Managing    Director,
                                                   Pennsylvania    Financial   Group,    Inc.,   an
                                                   insurance, securities and consulting firm.

           Robert A. Hormell           59          Director  of Omega and Omega Bank since  October
                                                   2004;  Director of Sun Bancorp,  Inc.  from 1994
                                                   to 2004;  Chairman of Sun  Bancorp  from 2002 to
                                                   2004;  Director  of  SunBank  from 1991 to 2004;
                                                   Assistant  Director of the Susquehanna  Economic
                                                   Development    Association    -    Council    of
                                                   Governments     (SEDA-COG)     which    provides
                                                   management    of    economic    and    community
                                                   development  for an  eleven-county  organization
                                                   in Central Pennsylvania.

           Stephen M. Krentzman        60          Director of Omega since January  2006;  Director
                                                   of Omega Bank since  1994;  President  and Owner
                                                   of Joe Krentzman & Son,  Inc, a scrap  processor
                                                   and  broker;  President  and Owner of  Krentzman
                                                   Supply  Company,   a  distributor  of  plumbing,
                                                   heating and industrial  supplies;  President and
                                                   Owner of Krentzman Metals Corporation,  a metals
                                                   brokerage;  President and Owner of M&S Krentzman
                                                   Realty, a realty firm.

The following table sets forth certain information regarding those directors whose terms will expire at either the 2008 or 2009 Annual Meeting of
Shareholders:

Terms expiring at the 2008 Annual Meeting of Shareholders:

                                                                  Positions with Omega/
                                                              Principal Occupation During
           Name of Director            Age                        the Past Five Years
           ----------------            ---                        -------------------
           Philip E. Gingerich         69          Director of Omega since 1994;  Director of Omega
                                                   Bank  since  1988;   Self-employed  real  estate
                                                   appraiser/consultant  until  his  retirement  in
                                                   2003.

           Carl H. Baxter              63          Director of Omega since January 2006; Director
                                                   of Omega Bank since 2002; President and Owner
                                                   of Baxter Machine Products Inc., a manufacturer
                                                   of machine parts.

                                                                 Positions with Omega/
                                                              Principal Occupation During
           Name of Director            Age                        the Past Five Years
           ----------------            ---                        -------------------
           D. Stephen Martz            64          Director   of   Omega   since   1994;   Business
                                                   Development  Officer  of Omega  from 2002  until
                                                   August  2004;   President  and  Chief  Operating
                                                   Officer  of Omega  from 1994 to 2002;  President
                                                   and Chief  Operating  Officer of Omega Bank from
                                                   2001  to  2002;   Chairman,   President,   Chief
                                                   Executive  Officer and  Director of Penn Central
                                                   Bancorp  from  1985 to 1994;  Director  of Omega
                                                   Bank since 1974.

           Maureen M. Bufalino         43          Director  of Omega and Omega Bank since  October
                                                   2004;  Regional  President and Consultant  for
                                                   Omega  Bank   since   January   2006;   Regional
                                                   President     Omega  Bank from  October  2004 to
                                                   January 2006; Director of Sun Bancorp,  Inc. and
                                                   SunBank  from 2001 to 2004;  Regional  President
                                                   of  Guaranty  Bank from 2001 to 2004;  President
                                                   and Chief  Executive  Officer of  Guaranty  Bank
                                                   from 2000 to 2001.

Terms expiring at the 2009 Annual Meeting of Shareholders:

           David B. Lee                69          Chairman  of the  Board  of  Omega  since  1989,
                                                   Chief  Executive  Officer  of Omega from 1986 to
                                                   2005;  President  of Omega from 1986 to 1994 and
                                                   from 2002 to 2004;  Chief  Executive  Officer of
                                                   Omega Bank from 1977 until 2003 and  Director of
                                                   Omega Bank since 1977.

           Dennis J. Van Benthuysen    61          Director  of Omega and Omega Bank since  October
                                                   2004;  Director of Sun Bancorp,  Inc.  from 1994
                                                   to 2004;  Director of SunBank from 1990 to 2004;
                                                   President  and Owner of The  Colonial  Furniture
                                                   Company,   a   manufacturer   of  quality   home
                                                   furniture.

           Donita R. Koval             46          Director   of  Omega   since  May  2005;   Chief
                                                   Executive Officer since January 2006;  President
                                                   of Omega since 2004; Chief Operating  Officer of
                                                   Omega  from  2004  to  2006;   Chief   Executive
                                                   Officer of Omega Bank since 2003;  President  of
                                                   Omega Bank since 2002;  Executive Vice President
                                                   of Omega Bank from 2000 to 2003 and  Director of
                                                   Omega Bank since 2004.

           Jodi L. Green              46           Director  of Omega and Omega Bank  since  August
                                                   2005;  Shareholder  and Director  for  Seligman,
                                                   Friedman  &  Company,   P.C.,  Certified  Public
                                                   Accountants and Consultants.

      Except as indicated above, each of the nominees or continuing directors has had the same principal occupation for at least five years.

                           BOARD AND COMMITTEE MATTERS

Independence

      The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the Corporate Governance Rules of The NASDAQ Market, Inc. ("NASDAQ Corporate Governance Rules") ; Carl H. Baxter, Philip E. Gingerich, Jodi L. Green, Robert
A. Hormell, Stephen M. Krentzman, Stanton R. Sheetz, Robert A. Szeyller and Dennis J. Van Benthuysen.

Communication with the Board

      Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to an individual director or to the Omega Financial Corporation Board of Directors, c/o David S. Runk, Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, PA 16801. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Meetings of the Board and Committees

      In 2006, there were nine regular board meetings of Omega. The Board of Directors of Omega has established an Audit Committee, a Compensation Committee and a Nominating Committee. During 2006, all directors of Omega attended at least 75% of the meetings of the Board of Directors of Omega and of all committees of which they were members.

Attendance at Annual Meeting of Shareholders

      The Board of Directors has an informal policy that all of the directors should attend the Annual Meeting of Shareholders, absent exceptional cause. The 2006 Annual Meeting of Shareholders was attended by 11 of the 12 directors then in office.

Director Compensation

      The following table reflects information concerning compensation paid to our non-employee directors for their service as directors during 2006. No stock or option awards were granted to directors in 2006 and there was no unvested stock or option awards outstanding at December 31, 2005.

                                                          Change in Pension
                                                              Value and
                                    Fees Earned        Non-Qualified Deferred
                                         or                 Compensation
                                    Paid In Cash              Earnings            Total
                   Name (1)             ($)                      ($)               ($)
             ---------------------------------------------------------------------------
             Carl H. Baxter            20,300                      --              20,300
             Philip E. Gingerich       22,800                  13,151             35,951
             Jodi L. Green (2)         19,900                      --             19,900
             Robert A. Hormell         20,300                      --             20,300
             Stephen M. Krentzman      21,550                   4,193             25,743
             D. Stephen Martz          20,300                      --             20,300
             Stanton R. Sheetz         18,900                      --             18,900
             Robert A. Szeyller        22,550                      --             22,550
             Dennis Van Benthuysen     22,550                      --             22,550

(1) As of December 31, 2006, the number of stock option awards held by our non-employee directors was: Mr. Gingerich - 4,000; Mr. Hormell - 6,629; Mr. Martz - 16,206; Mr. Sheetz - 4,300; Mr. Szeyller - 4,300; Mr. Van Benthuysen - 4,355. Mr. Baxter, Ms. Green and Mr. Krentzman held no stock option awards as of December 31, 2006.

(2) Compensation paid to Ms. Green for her services as director is retained by her employer.

      The Board members of Omega who are not employees are paid $700 for each regular meeting of the Board of Directors attended, along with an annual retainer of $5,000. Members of the Omega Audit Committee are paid $250 for every Audit Committee meeting attended. Members of the Omega Board are not compensated for other committee meetings. All of the Board members of Omega are also Board members of Omega Bank. Non-employee board members of Omega Bank receive $500 for attendance at each regular monthly meeting of the Omega Bank Board and an annual retainer of $3,000.

      Directors that are not employees were awarded options under our director plans in effect through April 2006. As a result of the approval of our 2006 Equity Incentive Plan by our shareholders in April 2006, directors are eligible to receive equity-based awards under that plan. For more information, please see "Executive Compensation and Other Information - Equity Plans."

      Certain directors of Omega have elected to participate in the Deferred Compensation Plan for Directors. Any director may elect to participate in the Plan by executing a Deferred Compensation Agreement, under the terms of which the participating director waives for a specified period his right to receive the directors' fees to which he would otherwise be entitled in return for an undertaking on the part of Omega to invest those fees and to pay him or his designated beneficiary the amounts so deferred, together with the interest earned on such amounts, over a specified period commencing either at age 62, upon his retirement as a director, or upon his death. Interest is paid on deferred compensation at a rate equal to Omega Bank's twelve month certificate of deposit rate.

      No director of Omega who is also an employee of Omega, or any of its subsidiaries, receives director's fees. Mr. Lee is employed by Omega as Chairman of the Board and Ms. Koval is employed by Omega as President and Chief Executive Officer. Ms. Koval's compensation for 2006 is set forth in "Executive Compensation and Other Information - Summary Compensation Table."

      Mr. Lee is party to an employment agreement with Omega under which he is employed as Chairman of the Board of Omega and Omega Bank. Mr. Lee is required to devote such portion of his business time to Omega's business and affairs and to the promotion of Omega's interests as is reasonably required for the fulfillment of his obligations and the performance of his duties under the agreement. Unless terminated earlier, Mr. Lee's employment will end on December 31, 2007. Mr. Lee is entitled to be paid a salary of $50,000 per year. Mr. Lee is also entitled to participate in Omega's employee benefit plans. In addition, Mr. Lee is entitled to a car allowance, business expense allowance and payment of membership dues at a country club selected by him. Mr. Lee also receives payments under a Supplemental Executive Retirement Plan for his benefit. For more information, please see "Executive Compensation and Other Information - Pension Benefits."

      Ms. Bufalino entered into an employment agreement with Omega on January 9, 2006 pursuant to which she is employed by Omega as a consultant with the title of regional president. The term of the agreement is one year beginning on January 16, 2006, subject to earlier termination in the event of disability or termination for cause, as defined in the agreement. Ms. Bufalino is paid a salary of $56,000 per year and is also entitled to a country club membership and to the use of a company car. Ms. Bufalino also agreed that she would not work for any commercial bank, savings bank, credit union or commercial loan originator (where similar or dissimilar to the foregoing) which grants loans or credit facilities to persons in Luzerne County, Pennsylvania during the term of her employment and for a period of one year thereafter. On January 14, 2007, upon expiration of her previous employment agreement, Ms. Bufalino entered into an employment agreement with Omega for an additional one year term with identical terms to her previous agreement.

Committees of the Board

      The Board of Directors of Omega has established an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

      The Board of Directors of Omega has appointed a standing Audit Committee consisting of Ms. Jodi L. Green, Chairman, and Messrs. Philip E. Gingerich, Stephen M. Krentzman, Stanton R. Sheetz, Robert A. Szeyller, and Dennis Van Benthuysen. The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable NASDAQ Corporate Governance Rules and SEC regulations. In addition, the Board of Directors has determined that Jodi L. Green, Audit Committee Chairman, and Stanton R. Sheetz, each qualifies as an audit committee financial expert, as defined in applicable SEC rules. The Audit Committee held ten meetings during 2006.

      The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.omegafinancial.com. The principal duties of the Audit Committee are to monitor the integrity of the financial statements of Omega, the compliance by Omega with legal and regulatory requirements and the independence and performance of Omega's internal and external auditors. The Committee reviews, formulates and approves procedures for the Omega Internal Audit Department. In addition, the Committee selects the firm to be engaged as Omega's independent public accountants, and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. The report of the Audit Committee appears on page 12.

Compensation Committee

      The Board of Directors of Omega has appointed a standing Compensation Committee currently consisting of Mr. Robert A. Szeyller, Chairman, and Messrs. Carl H. Baxter, Philip E. Gingerich, and Robert A. Hormell. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable NASDAQ Corporate Governance Rules. This Committee met five times in 2006. The report of the Compensation Committee is set forth beginning on page 17 .

      The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.omegafinancial.com. The principal duties of the Compensation Committee are to develop and make recommendations to the Board with respect to Omega's executive compensation programs and to determine the annual compensation to be paid to the chief executive officer and each of the other executive officers of Omega.

      For information concerning our processes and procedures for the consideration and determination of executive officer and director compensation, see "Executive Compensation and Other Information - Compensation Discussion and Analysis."

Nominating Committee

      The Board of Directors of Omega has appointed a standing Nominating Committee currently consisting of Philip E. Gingerich, Chairman, Carl H. Baxter, Stanton R. Sheetz, Robert A. Szeyller and Dennis J. Van Benthuysen. The Board of Directors has determined that each member of the Nominating Committee is independent, as defined in applicable NASDAQ Corporate Governance Rules.

The Nominating Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.omegafinancial.com. The principal duties of the Nominating Committee are to identify individuals qualified to become members of the Board consistent with the criteria approved by the Committee, consider nominees recommended by shareholders and select, or recommend to the Board, the director nominees for each annual shareholders meeting. This Committee met one time in 2006.

      Consideration of Director Candidates Recommended or Nominated by Shareholders. The Nominating Committee will consider properly submitted shareholder recommendations for director candidates. A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating Committee, c/o David Runk, Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, PA 16801 below:with the following information:

      o the name and address of the shareholder making the recommendation and the person(s) recommended;

      o a representation that the shareholder is a holder of record of voting stock of Omega entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) recommended;

      o a description of all arrangements and understandings between the shareholder and each recommended nominee and any other person(s), naming such person(s), pursuant to which the nominationrecommendation was submitted by the shareholder;

      o such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the recommended nominee been nominated by the Nominating Committee; and

      o the consent of each recommended nominee to serve as a director if so nominated and elected.

      The deadline for submitting the letter recommending a prospective director nominee for the 2008 Annual Meeting of Shareholders is December 3, 2007. All late or non-conforming recommendations will be rejected.

      In addition, under Omega's bylaws, shareholders are permitted to nominate directors to be elected at a meeting of shareholders by providing notice and the other required information specified in the bylaws. Although shareholders may nominate directors, such nominees will not appear in the Omega proxy statement or in the proxy solicited by the Board of Directors. Omega's bylaws are available, at no cost, at the SEC's website, www.sec.gov, as Exhibit 3.4 to Omega's Form 10-K filed with the SEC on March 16, 2006 or upon the shareholder's written request directed to the Corporate Secretary at the address given above. Nominations with respect to the 2008 annual meeting of shareholders must be received by December 3, 2007. All late or non-conforming nominations will be rejected.

Director Qualifications. The Nominating Committee has the sole authority to select, or to recommend to the Board of Directors, the Board of Director nominees to be considered for election as a director. Nominees for director must be at least 21 years old and less than 70 years old and own shares of Omega common stock.

      Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable NASDAQ and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties. Nominees should also have experience in the banking industry and knowledge about the issues affecting the banking industry. The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director's duties, including attendance at Board and committee meetings and review of Omega's financial statements and reports, SEC filings and other materials. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

      Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand Omega's financial statements.

      Identifying and Evaluating Nominees for Director. The Nominating Committee assesses the appropriate size of the Board in accordance with the limits fixed by Omega's charter and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating Committee considers candidates for director suggested by members of the Nominating Committee and other Board members as well as management, shareholders and other parties. Historically, most of Omega's director nominees have served on one of Omega's bank's local boards or the board of a bank acquired by Omega, or have had a leadership position with an entity that is located in a community served by Omega. The Nominating Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

      In the case of an incumbent director whose term of office expires, the Nominating Committee reviews such director's service to Omega during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating Committee meeting at which such director's potential nomination for election as a director is discussed by the Nominating Committee.

      In the case of a new director candidate, the Nominating Committee will evaluate whether the nominee is independent, as independence is defined under applicable NASDAQ Corporate Governance Rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating Committee will interview the nominee in person or by telephone.

      Upon completing the evaluation, and the interview in case of a new candidate, the Nominating Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

      All of the current nominees for director are incumbent members of the Board of Directors.

                             Audit Committee Report

      The Audit Committee has prepared the following report on its activities with respect to Omega's audited consolidated financial statements for the year ended December 31, 2006:

      o     The  Audit   Committee   has  reviewed  and  discussed  the  audited
            consolidated financial statements with management.

      o The Audit Committee has discussed with Ernst & Young, LLP, Omega's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of Omega's consolidated financial statements.

      o The Audit Committee has received the written disclosures and the letter from Ernst & Young, LLP required by Independence Standards Board Standard No. 1, and has discussed with Ernst & Young, LLP its independence from Omega.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in Omega's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Audit Committee Members:
Jodi L. Green, Chairman
Philip E. Gingerich
Stephen M. Krentzman
Stanton R. Sheetz
Robert A. Szeyller
Dennis Van Benthuysen

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation--Philosophy and Objectives

      Our executive compensation program is based upon our overall philosophy of promoting long-term growth and total shareholder return. The design and implementation of our executive compensation program reflects the following objectives:

      o     Our  desire  to  recruit  and  retain   experienced   and   talented
            leadership;

      o Correlating a component of compensation directly with achievement of earnings targets;

      o     Implementing measurable performance targets; and

      o Achievement of specific goals that are transparent and readily determinable.

Elements of Compensation

      Recruitment and retention of talented and experienced leaders requires a competitive compensation package. The Compensation Committee of our Board of Directors, referred to as the "Committee," has approved the following elements of executive compensation:

      o     base salary and benefits,

      o     annual incentive compensation,  which enables the executives to earn
            annual  cash  bonuses  if  certain   performance  targets  or  other
            corporate strategic objectives are reached; and

      o long term equity incentives, in the form of awards of stock options and stock awards.

Base Salary and Benefits

      We pay a base salary that we believe is competitive and commensurate with the amount of responsibility given to our executives. The base salary and benefits are not directly linked to performance targets. Rather, they are designed to provide a secure base of annual compensation to each executive. Annual increases in base salary are not assured, and take into consideration each individual's performance, responsibilities, experience, and market practices. The process for determining base salary is the same for all employees, including our executive officers.

      The Committee has established base salary guidelines for our executive officers after considering competitive market information and our ability to provide these salaries while still maintaining banking safety and soundness standards. Individual executive increases are determined on a case-by-case basis by the executive's manager. Our chief Eexecutive officer evaluates each of the executive officers reporting to her, and makes specific recommendations to the Committee regarding their performance during the preceding year. The Committee relies heavily on the chief executive officer's evaluation of the performanceperformance of each executive officer in determining whether to make an adjustment to his or her base salary in any given year. With respect to the chief executive officer, Ms. Koval, the full board approves strategic initiatives and corporate goals at the beginning of each year and evaluates progress against those goals throughout the year. The chief executive officer's attainments of these initiatives as well as achievement of corporate goals are considerations in determining adjustments to the chief executive officer's base salary.

      We offer our executive officers various benefits generally available to all of our full-time employees, including employee stock purchase plan options, group medical and life insurance coverage and participation in our employee stock ownership plan, referred to as the ESOP, and 401(k) plans. Benefits are determined by the same criteria applicable to our other employees. In general, benefits are designed to provide protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income. The benefits package enables us to be competitive in attracting and retaining talented employees, and keeps employees focused on their responsibilities and not distracted with concerns regarding health care insurance or adequate savings for retirement. Generally, we provide employees with benefits equal to approximately 27% of their base salary.

      Additionally, we pay the country club membership fees of Ms. Koval and Mr. Warfel. We also provide each of them with an automobile for use in connection with the performance of their duties and pay or reimburse them for all expenses reasonably incurred by them for the maintenance and operation, including fuel, of the automobile. The aggregate incremental cost of these benefits to us in 2006 was less than $10,000 per person for each of Ms. Koval and Mr. Warfel.

Annual Incentive Compensation

      Our overall goal is long-term growth for our shareholders with consistent profitability. We pay annual incentive compensation in the form of cash bonuses to reward achievement of specific financial performance targets. In August 2006, the Board of Directors approved the 2006 bonus plan. Under that plan, a bonus pool would be created based on our core pre-tax earnings, which means income minus any gains or losses from the sale of bank assets or other extraordinary gains or losses, and our net income for 2006. The bonus pool would be derived as follows:

      Core Pre-Tax Earnings Component

            o If our actual core pre-tax earnings for 2006 did not meet our planned 2006 core pre-tax earnings but exceeded 2005 core pre-tax earnings, 14% of such difference would be added to the bonus pool;

            o If our actual core pre-tax earnings for 2006 met our planned 2006 core pre-tax earnings, 17.5% of the amount by which 2006 core pre-tax earnings exceeded 2005 core pre-tax earnings would be added to the bonus pool; or

            o If our actual core pre-tax earnings for 2006 exceeded our planned 2006 core pre-tax earnings by $1.0 million or more, 21% of the amount by which 2006 core pre-tax earnings exceeded 2005 core pre-tax earnings would be added to the bonus pool.

        Net Income Component

            o If our actual net income for 2006 did not meet our planned 2006 net income but exceeded 2005 net income, 6% of such difference would be added to the bonus pool;

            o If our actual net income for 2006 met our planned 2006 net income, 7.5% of the amount by which 2006 net income exceeded 2005 net income would be added to the bonus pool; or

            o If our actual net income for 2006 exceeded our planned 2006 net income by $1.0 million or more, 9% of the amount by which 2006 net income exceeded 2005 net income would be added to the bonus pool.

      The pool would then be allocated among our senior management. Assuming that our core pre-tax earnings and net income for 2006 had increased by $1.0 million compared to 2005, the 2006 bonus pool would have been approximately $200,000.

      The Committee retained the right to make discretionary bonuses in the event that the plan targets were not met but other corporate strategic objectives were met.

Long Term Equity Compensation

      We provide performance-based long-term equity compensation opportunities in the form of stock options and stock awards to our senior management, including our executive officers, as part of their overall compensation package because it is our belief that they link the interests of these individuals directly to the interest of our shareholders, and thus serve to increase shareholder returns. We also firmly believe that equity compensation is an important tool for executive retention. Historically, we have used stock options. However, during 2006 no stock options were awarded to the executive group due to the lower level of net income when compared to the previous year.

      In 2006, our Board of Directors and shareholders approved the 2006 Equity Incentive Plan. The 2006 Equity Incentive Plan permits the Committee to make awards of stock options, stock appreciation rights, restricted stock or unrestricted stock, deferred stock, restricted stock units or performance awards for our common stock. For more information, see "Equity Plans - 2006 Equity Incentive Plan."

      Generally, all of our full time employees, including executive officers, are eligible to receive options under our Employee Stock Purchase Plan; however, no options were granted under this plan in 2006.

Processes and Procedures for the Determination of Executive Officer and Director Compensation

      Scope of Authority of the Compensation Committee. The scope of the Committee's authority and responsibilities is set forth in its charter, a copy of which is available on our website at www.omegafinancial.com. The Compensation Committee's authority includes the authority to:

      o approve the annual compensation, including salary, bonus, equity compensation, other incentive compensation, and benefits for each executive officer;

      o review and approve employment, severance and change in control agreements, and any amendments or renewals, with existing and prospective executive officers; and

      o review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments.

      Delegation of Authority. As provided under the Committee's charter, the Committee may delegate to one or more executive officers the authority to make grants of stock options and other equity awards to eligible individuals who are not executive officers. Additionally, the Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties on its behalf including, to the extent permitted by applicable law, the delegation to a subcommittee of the authority to grant equity awards. To date, the Committee has not delegated its responsibilities.

      Role of Management in Determining or Recommending Executive Compensation. Traditionally, the Committee reviews our executive compensation program in December and/or January of each year, although decisions in connection with new hires and promotions are made on an as-needed basis. Management makes recommendations concerning the amount of compensation to be awarded to our executive officers, but does not participate in the Compensation Committee's deliberations or final determinations. Decisions with respect to the CEO's compensation are made by the Compensation Committee. The Board reviews and approves the formula for determining our annual bonus plan based on the recommendation of the Committee.

      Role of Compensation Consultants in Determining or Recommending Executive Compensation. Under its charter, the Committee has sole authority to retain counsel, compensation consultants, or other experts or consultants, as it deems appropriate. In 2006, the Committee engaged Clark Consulting, an independent, national executive compensation consulting firm, to review our compensation, incentive and equity programs. Their review included benchmarking our compensation practices against twenty peer institutions in the category of $1.0 to $4.5 billion in total assets. The results of this review enabled the Committee to conclude that it was fairly compensating our executives, given their industry experience and position with us, when compared to other institutions of similar size. In connection with their review, the consultant also recommended that we adopt the 2006 Equity Incentive Plan, which was approved by our shareholders in April 2006.

Determination of Named Executive Officer Compensation for 2006

      During 2006, the Committee approved a 13.6% increase in the base salary of Ms. Koval, our chief Eexecutive officer compared to her base salary for 2005. The reason for the increase was Ms. Koval's assumption of the additional role and responsibilities of CEO commencing in January 2006. Prior to this date, she had been serving as our President. The remaining NEO'sother named executive officers, Messrs. Warfel and Thiel, received increases in their base salaries of approximately 3%, designed to keep pace with the cost of living increases. The amount of annual cash bonuses earned during 2006 (and paid in early 2007) was reduced in comparison to 2005. The reduction in the annual cash bonuses was due to the fact that we did not meet our planned targets for 2006 and 2006 net income was less than 2005 net income. However, the Committee authorized the payment of smaller bonus amounts due to the achievement of certain of our other corporate strategic objectives.

      The following table shows the change in salary and bonus compensation paid and option awards granted to our named executive officers from 2005 to 2006.

                                                                                              Options
                                            Salary           Bonus            Total           Issued
                Name            Year           $               $                $                #
        --------------------------------  -----------      ----------     -------------     -----------
            Donita Koval        2006          300,000          40,000           340,000              --
                                2005          264,180          85,000           349,180           7,500
                                          -----------      ----------     -------------     -----------
                              $ Change         35,820         (45,000)           (9,180)         (7,500)
                              % Change          13.56 %        (52.94)%           (2.63)%


          Daniel L. Warfel      2006          228,732          30,000           258,732              --
                                2005          221,804          72,000           293,804           5,000
                                          -----------      ----------     -------------     -----------
                              $ Change          6,928         (42,000)          (35,072)         (5,000)
                              % Change           3.12 %        (58.33)%          (11.94)%


           David N. Thiel       2006          136,320              --           136,320              --
                                2005          132,649          10,000           142,649           3,500
                                          -----------      ----------     -------------     -----------
                              $ Change          3,671         (10,000)           (6,329)         (3,500)
                              % Change           2.77 %       (100.00)%           (4.44)%

Severance Agreements and Supplemental Executive Retirements Plans

      We have a severance agreement with each of Ms. Koval and Mr. Warfel that provides for payments to them for a period of three years in the event that we terminate their employment without cause or in the event that they terminate their employment either for good reason, as described in the agreement, or at any time within three years after a change in control, as defined in the agreement. In addition, we have entered into supplemental executive retirement plans, also referred to as a SERP, with each of Ms. Koval and Mr. Warfel which provide for additional retirement benefits at age 62, or earlier under certain circumstances, or upon their death. These agreements and plans are described on "Potential Payments Upon Termination of Employment or Change in Control."

      We believe that the severance agreements and SERPs are important to attract and retain talented executive officers.

Accounting and Tax Considerations

      In December 2004, the Financial Accounting Standards Board, issued Statement No. 123R, "Share-Based Payment," referred to as FAS 123R. FAS 123R establishes accounting requirements for share-based compensation to employees and carried forward prior guidance on accounting for awards to non-employees. The provisions of this statement became effective January 1, 2006 for all equity awards granted after the effective date. FAS 123R requires an entity to recognize compensation expense based on an estimate of the number of awards expected to vest, exclusive of awards expected to be forfeited. Prior to the adoption of FAS 123R, no compensation expense was required to be recorded in connection with stock options granted at fair market value. We adopted FAS 123R on January 1, 2006, on a modified prospective basis. At December 31, 2005, all equity awards previously granted were fully vested by action of the Committee; therefore, the actual financial impact of the adoption of FAS 123R will depend on the type, amount, timing and vesting provisions of the share-based compensation granted in the future.

      Under our prior stock options plans, the Committee was limited to issuing stock options. As a result of the adoption of the Equity Incentive Award Plan in 2006 and in light of FAS 123R, the Compensation Committee is evaluating making awards under using the other types of awards permitted under the 2006 Equity Incentive Plan. For example, in February 2007, the Committee awarded performance restricted stock units. The Compensation Committee intends to consider the compensation expense of option and other equity grants when making future awards.

      Generally, Section 162(m) of the Internal Revenue Code of 1986, and the IRS regulations adopted under that section, which are referred to collectively as Section 162(m), deny a deduction to any publicly held corporation, such as Omega, for certain compensation exceeding $1,000,000 paid during each calendar year to each of the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain qualified performance-based compensation. Our policy is to maximize the tax deductibility of compensation paid to our most highly compensated executives under Section 162(m). For example, our 2006 Equity Incentive Plan is intended to satisfy certain of the requirements for an exemption for "qualified performance-based compensation" under Section 162(m). We do not believe that Section 162(m) will have a material adverse effect on us in 2007.


                      REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10 -K for the year ended December 31, 2006.

Compensation Committee Members:
Robert A. Szeyller, Chairman
Carl H. Baxter
Philip E. Gingerich
Robert A. Hormel

                           SUMMARY COMPENSATION TABLE

      The following table reflects information concerning the annual and long-term compensation awarded to, earned by, or paid to the executive officers listed below, referred to as the named executive officers, for all services rendered in all capacities to Omega and its subsidiaries during the fiscal year ended December 31, 2006. No non-equity incentive compensation was paid or stock awards granted in 2006.


                                                                             Change in
                                                                           Pension Value
                                                                         And Non-Qualified
                                                                              Deferred
                                                                            Compensation       All Other
                                           Year      Salary      Bonus(1)    Earnings(2)     Compensation(3)     Total
Name and Principal Position                           ($)          ($)           ($)               ($)            ($)
------------------------------------------------------------------------------------------------------------------------
Donita R. Koval
   Chief Executive Officer since           2006     $ 300,000   $ 40,000      $ 102,167       $ 19,128 (4)     $ 461,295
   January 2006; President of  Omega
   since 2004; Chief Operating Officer
   of Omega from 2004 to 2006; Chief
   Executive Officer of Omega Bank
   since 2003; President of Omega
   Bank since 2002

Daniel L. Warfel
   Executive Vice President and Chief      2006     $ 228,732   $ 30,000      $  76,625       $ 20,284 (5)     $ 355,641
   Financial Officer of Omega and of
   Omega Bank

David N. Thiel
   Retired February 2007; Corporate        2006     $ 136,320   $     --      $      --       $ 13,042 (6)     $ 149,362
   Secretary and Senior Vice President
   of Omega and of Omega Bank
   since 1990


      (1) Represents a discretionary bonus paid in 2007 for services performed in 2006.

      (2) Represents the aggregate change in the actuarial present value of the named executive officer's accumulated benefit under their supplemental executive retirement plan. See "Pension Benefits" for more information.

      (3) Does not include the value of perquisites provided to certain executive officers that in the aggregate did not equal or exceed $10,000 per named executive officer.

      (4) For 2006, consisted of $11,834 allocated to Ms. Koval's account in the ESOP, $3,750 contributed by Omega to her account in the 401(k) Plan, $544 imputed income from group term life insurance and $3,000 paid as part of employee profit sharing.

      (5) For 2006, consisted of $11,834 allocated to his account in the ESOP, $4,400 contributed by Omega to his account in the 401(k) Plan, $1,763 imputed income from group term life insurance and $2,287 paid as part of employee profit sharing.

      (6) For 2006, consisted of $7,870 allocated to Mr. Thiel's account in the ESOP, $2,926 contributed by Omega to his account in the 401(k) Plan, $883 imputed income from group term life insurance and $1,363 paid as part of employee profit sharing.

                           GRANTS OF PLAN-BASED AWARDS

Grants Of Plan-Based Awards

      The following table summarizes the possible non-equity incentive plan awards that were available for the 2006 fiscal year to our named executive officers. There were no payments for non-equity incentive plan awards made and we did not grant any stock options or stock awards to our named executive officers in 2006.

                                                          Estimated Possible Payouts Under Non-
                                                             Equity Incentive Plan Awards(1)
                                                         --------------------------------------
                                                                          Target
                                                                        ----------     Maximum
                        Name              Grant Date     Threshold ($)      ($)          ($)
          ------------------------------  ----------     -------------  ----------     -------
          Donita R. Koval                  8/28/2006          --          $51,600         --
          Daniel L. Warfel                 8/28/2006          --           39,600         --
          David N. Thiel                       --             --               --         --


(1) Represents bonuses payable under our 2006 bonus plan assuming that the 2006 core pre-tax earnings and net income exceeded 2005 levels by $1.0 million. There were no minimum (threshold) or maximum bonuses payable under that plan. Because the plan targets were not met in 2006, this bonus was not paid.

Narrative Discussion to Summary Compensation Table and Grants of Plan Based Awards Table

      For information concerning the changes in base salary, bonus and stock option compensation of our named executive officers from 2005 to 2006, see "Compensation Discussion and Analysis - Determination of Named Executive Officer Compensation for 2006."

      For our named executive officers, salary and bonus as a percentage of total compensation for 2006, as reflected in the Summary Compensation Table, was 73.7% for Ms. Koval, 66.9% for Mr. Warfel and 89.9% for Mr. Thiel.

      In December 2006, the Committee raised the 2007 base salaries of our named executive officers. Ms. Koval's base salary was raised 4% to $312,000, Mr. Warfel's base salary was raised 2.5% to $234,450 and Mr. Thiel's base salary was raised 2.5% to 135,915.

      In February 2007, the Committee awarded performance restricted stock units, referred to as performance RSUs, under our 2006 Equity Incentive Plan to members of our senior management, including Ms. Koval and Mr. Warfel. Ms. Koval was awarded 833 performance RSUs and Mr. Warfel was awarded 667 performance RSUs. Each performance RSU represents the right to receive one share of our Common Stock. The shares represented by the performance RSUs will vest and be issued if our net income for 2007 exceeds our net income for 2006 by a certain percentage. If we do not achieve the target net income, then the performance RSUs will expire. In addition, shares issuable under the performance RSUs that have not been previously expired will vest and be issued upon the earlier of:

      o the date that the holder's employment with us ends due to death, permanent disability or retirement; or

      o     a change in control (as defined in the 2006 Equity Incentive Plan).

Equity Plans

      The following descriptions summarize our equity plans pursuant to which eligible employees, including the named executive officers, and directors receive equity-based awards. Our 2006 Equity Incentive Plan, which was adopted by our shareholders at the 2006 annual meeting of shareholders, replaced our 1996 Employee Stock Option Plan and our 2004 Stock Option Plan for Non-Employee Directors, collectively referred to as the "Old Plans." Outstanding grants under the Old Plans continue to be governed by their terms and the terms of the Old Plans.

2006 Equity Incentive Plan

      The 2006 Equity Incentive Plan permits grants of stock options intended to qualify as incentive stock options under the Internal Revenue Code, options not intended to qualify as incentive stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock units, deferred stock units, performance awards, supplemental cash awards and combinations of the foregoing.

      The 2006 Equity Incentive Plan is administered by the Committee. The Committee determines the type of awards to be granted under the 2006 Equity Incentive Plan; selects award recipients and determines the extent of their participation; determines the method or formula for establishing the fair market value of the Common Stock for various purposes under the 2006 Equity Incentive Plan; and establishes all other terms, conditions, restrictions and limitations applicable to awards and the Common Stock issued pursuant to awards, including, but not limited to, those relating to a participant's retirement, death, disability, leave of absence or termination of employment. The Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards or the Common Stock issued pursuant to awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the 2006 Equity Incentive Plan, other than a reduction of the exercise price of an option after the grant date and subject to the provisions of Section 162(m) of the Internal Revenue Code with respect to "covered employees," as defined in Section 162(m) of the Internal Revenue Code, except that the Committee may not, without the consent of the holder of an award or unless specifically authorized by the terms of the plan or an award, take any action with respect to such award if such action would adversely affect the rights of such holder.

      The maximum total number of shares for which awards may be granted under the 2006 Equity Incentive Plan is 500,000 shares of Common Stock, subject to appropriate adjustment in a manner determined by the Board of Directors to reflect changes in our capitalization; provided, however, that such authorized share reserve will be increased from time to time by a number of shares equal to the number of Common Stock that are issuable pursuant to option grants outstanding under the Old Plans as of April 24, 2006, the date of the adoption of the plan by our shareholders, that, but for the termination and/or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms of those plans as a result of the expiration, termination, cancellation or forfeiture of such options.

      As of December 31, 2006:

      o there were no awards of Common Stock outstanding under the 2006 Equity Incentive Plan;

      o there were 534,689 shares of Common Stock available for new awards under the 2006 Equity Incentive Plan, which includes forfeitures under the Old Plans through that date; and

      o options to purchase 479,151 shares of Common Stock were outstanding under the Old Plans which, if forfeited, would be available for issuance under the 2006 Equity Incentive Plan.

Employee Stock Purchase Plan

      Under our Employee Stock Purchase Plan, referred to as the "Stock Purchase Plan," we may grant options to purchase our Common Stock to our employees at a discount of up to 15% from the fair market value of the Common Stock. The Stock Purchase Plan is intended to qualify as an employee stock purchase plan under
Section 423(a) of the Internal Revenue Code. The Committee administers the Stock Purchase Plan. The Committee has discretion as to the total number of options, if any, granted in each year, the rate of exercisability, the price as to which each option is exercisable, and the duration of each option. Shares of Common Stock subject to options that expire unexercised are available for future option grants under the Stock Purchase Plan.

      If the Committee decides to issue options pursuant to the Stock Purchase Plan, options must be granted to all our employees who have been employed for at least one year subject to certain exclusions. When options are granted, each eligible employee will be permitted to elect to purchase the number of whole shares that could be purchased with no more than 25% of his "base salary rate" (as defined) determined as of the date the option is granted. The Committee, in its discretion, may change the maximum percentage of "base salary rate" which may be elected by eligible employees so long as such change applies to all eligible employees. Based on the elections by eligible employees, if the total number of whole shares elected to be purchased exceeds the total number of shares determined by the Committee to be allocated to any date on which options are granted, then each eligible employee will be granted an option for such proportion of the total shares allocated by the Committee as the number of shares elected to be purchased by such eligible employee bears to the total number of shares elected to be purchased by all eligible employees.

        All options granted under the Stock Purchase Plan are immediately exercisable and expire at such time, not later than five years after the date of grant, as the Committee determines; provided, however, that options exercised more than 27 months after the date of grant must be exercised at an option price equal to at least 85% of the fair market value of the shares on the date of exercise. No option may be granted to any person who immediately after the grant would own more than 5% of Omega Common Stock and no option may be granted which, at the date the option is granted, would permit such person's right to purchase stock under the Stock Purchase Plan and all other employee stock purchase plans of Omega and subsidiaries to accrue at a rate exceeding $25,000 of the fair market value of such stock (determined at the time such option is granted) for each year such option is outstanding. Except as noted above, the option price per share must not be less than the lesser of: (a) 85% of the fair market value of the stock on the date of grant, or (b) 85% of the fair market value on the date of exercise.

      As of December 31, 2006:

      o options for 107,284 shares of Common Stock were outstanding under the Stock Purchase Plan; and

      o there were 1,089,533 shares of Common Stock available for new option awards under the Stock Purchase Plan.

1996 Employee Stock Option Plan and 1986 Stock Option Plan

      The 1996 Employee Stock Option Plan and the 1986 Stock Option Plan, collectively referred to as the "Employee Plans," provided for the grant of options intended to qualify as incentive stock options under the Internal Revenue Code, and options not intended to qualify as incentive stock options, for our officers and other key employees. The 1996 Employee Stock Option Plan replaced the 1986 Stock Option Plan. No additional awards will be granted under the Employee Plans. Outstanding options issued under the Employee Plans are governed by the terms of the respective Employee Plan.

      The Employee Plans are administered by the Committee. Generally, options were issued at an exercise price at least equal to the fair market value of our Common Stock as of the date of the grant of the option. Unless terminated earlier by the option's terms, options expire ten years after the date of grant. Payment of the option price on exercise of both incentive options and non-qualified options may be made in cash, our Common Stock, or a combination of both. As of December 31, 2006, there were options to purchase 455,887 shares of Common Stock outstanding under the Employee Plans, all of which are currently exercisable.

Non-Employee Director Stock Option Plans

      The Non-Employee Director Stock Option Plan (1994) and the 2004 Stock Option Plan for Non-Employee Directors, referred to collectively as the "Director Plans," were used to attract and retain independent directors to the Board. The 2004 Director Plan replaced the 1996 Director Plan. No additional awards will be granted under the Director Plans. Outstanding options issued under the Director Plans are governed by the terms of the respective Director Plan.

      The Director Plans are administered by the Committee. Generally, options were issued at an exercise price at least equal to the fair market value of our Common Stock as of the date of the grant of the option. Unless terminated earlier by the option's terms, options expire ten years after the date of grant. Payment of the option price on exercise of options may be made in cash, our Common Stock, or a combination of both. As of December 31, 2006, there were options to purchase shares of Common Stock outstanding under the Director Plans, all of which are currently exercisable.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

        The following table presents information on stock options held by the named executive officers as of December 31, 2006. There were no stock awards outstanding at December 31, 2006.

                                                    Equity
                                                 Incentive Plan
                                                    Awards:
                    Number of      Number of       Number of
                   Securities     Securities       Securities
                   Underlying     Underlying       Underlying
                   Unexercised    Unexercised     Unexercised       Option
                     Options        Options         Unearned       Exercise      Option
                       (#)            (#)           Options         Price      Expiration
                   Exercisable   Unexercisable        (#)            ($)          Date
                 -------------------------------------------------------------------------
Donita R. Koval       3,750            --             --          $ 23.33       01/01/2007
                      3,750            --             --            33.50       01/01/2008
                      3,750            --             --            30.25       01/01/2009
                      3,750            --             --            28.50       01/01/2010
                      3,750            --             --            27.00       01/01/2011
                      5,000            --             --            32.05       01/01/2012
                      5,000            --             --            35.90       01/01/2013
                      5,372            --             --            37.41       01/01/2014
                      7,500            --             --            29.79       12/19/2015

Daniel L. Warfel      6,434            --             --            33.50       01/01/2008
                      3,703            --             --            27.00       01/01/2011
                      6,132            --             --            32.05       01/01/2012
                      6,235            --             --            35.90       01/01/2013
                      5,582            --             --            37.41       01/01/2014
                      5,000            --             --            29.79       12/19/2015

David N. Thiel        3,750            --             --            33.50       01/01/2008
                      3,750            --             --            30.25       01/01/2009
                      3,750            --             --            28.50       01/01/2010
                      3,750            --             --            27.00       01/01/2011
                      5,000            --             --            32.05       01/01/2012
                      5,000            --             --            35.90       01/01/2013
                        566            --             --            33.67 (1)   12/31/2008
                      4,500            --             --            37.41       01/01/2014
                        571            --             --            31.40 (1)   12/31/2009
                      3,500            --             --            29.79       12/19/2015


(1) Represents options issued under our Employee Stock Purchase Plan that can be exercised at the lower of the price indicated or 90% of the fair market value of the shares on the date of exercise.

                       OPTION EXCERCISES AND STOCK VESTED

      The following table presents information concerning the exercise of stock options during 2006 for each named executive officer. No stock awards have been issued as of December 31, 2006.

                                                 Option Awards
                                 --------------------------------------------
                                      Number of Shares        Value Realized
                                    Acquired on Exercise      on Exercise (1)
                    Name                     (#)                    ($)
            -----------------------------------------------------------------

            Donita R. Koval                 3,750                 26,700

            Daniel L. Warfel               21,061                 107,577

            David N. Thiel                  3,750                 35,967

(1) Represents the difference between the market price of the Common Stock on the date of exercise and the exercise price of the options multiplied by the number of options exercised.

                                PENSION BENEFITS

      The following table provides information on benefits for the named executive officers under the Omega Bank Supplemental Executive Retirement Plan, referred to as the "SERP."

                                              Number of      Present Value of     Payments
                                           Years Credited      Accumulated      During Last
                  Name         Plan Name       Service          Benefit (1)     Fiscal Year
                                                 (#)                ($)              ($)
            -------------------------------------------------------------------------------
            Donita R. Koval      SERP            N/A              493,511             --
            Daniel L. Warfel     SERP            N/A              318,748             --
            David N. Thiel       SERP             --                   --             --

(1) The present value of the accumulated benefit represents the present value of a fixed annuity payable in 180 equal monthly installments beginning after the named executive reaches the age of 62. Interest is credited on the balance at a rate equal to the 10-year treasury note rate plus 150 basis points.

      The SERP is an unfunded plan that provides supplemental retirement benefits for David B. Lee, Daniel L. Warfel and Donita R. Koval.

      Under the SERP, we enter into individual agreements, referred to as salary continuation agreements, with participants. The agreements provide for supplemental retirement benefits for a participant who has attained age 62 and who has remained in our or our predecessor's continuous employment until their retirement; however, in the case of the sale of the stock or assets, merger or substantial change in the ownership of Omega Bank, continuous employment of the participant is required only until the date the participant voluntarily terminates his employment or is discharged by Omega Bank without "just cause."

      If a participant's employment terminates for any reason other than death, change of control or disability prior to the participant reaching age 55, we are not required to pay any benefits under the SERP.

      In 2006, the Committee approved amendments to the agreements between Omega and each of Ms. Koval and Mr. Warfel. The amendments, which were effective January 1, 2006, lowered the normal retirement age under the agreements from age 65 to age 62.

      Mr. Lee began to receive his benefit in 2004. Based on Mr. Lee's final average salary for the five years ended on December 31, 2003, his annual SERP benefit is $242,028 payable for a period of 15 years that began on January 1, 2004. Based on current estimates of Ms. Koval's final average salary, her estimated annual SERP benefit would be approximately $226,360 payable for a period of 15 years beginning at age 62. Mr. Warfel's final average salary projections indicate that his estimated annual SERP benefit would be approximately $53,407 payable for a period of 15 years beginning at age 62.

      For  more  information,   see  "Potential  Payments  Upon  Termination  of
Employment or Change in Control."

                       NONQUALIFIED DEFERRED COMPENSATION

      We do not maintain a deferred compensation plan for our named executive officers.

     POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

Severance Agreements

      We have entered into Severance  Agreements with executive  officers Donita
R. Koval and Daniel L. Warfel. These agreements provide for severance payments in the event that:

      o     we terminate such executive's employment without cause; or

      o     such executive terminates their employment with us:

            o for any reason, whether with or without cause, at any time within three years after a "change in control "; or

            o due to the fact that, without such executive's consent and whether or not a change in control has occurred (i) the nature and scope of such executive's authority with us or the surviving or acquiring executive are materially reduced to a level below that which such executive enjoys on the date of the severance agreement, (ii) the duties or responsibilities assigned to such executive are materially inconsistent with that which such executive has on the date of the severance agreement, (iii) such executive's then current base annual salary is materially reduced to a level below that which such executive enjoys on the date of the severance agreement or at any time thereafter (whichever may be greater), (iv) the fringe benefits we provide to such executive officer on the date of the severance agreement or at any time thereafter (whichever may be greater) are materially reduced, (v) such executive's position or title with us or the surviving or acquiring executive is reduced from such executive's current position or title with us or (vi) such executive's principal place of employment is changed to a location greater than 40 miles from such executive's current principal place of residence. We refer to a termination under this provision as a "termination for good reason."

      Cause is defined as:

      o conviction of the executive for any felony, fraud or embezzlement, or

      o the executive fails or refuses to comply with the written policies or directives of our Board of Directors or the executive is guilty of misconduct in connection with the performance of his duties for us and the executive fails to cure such non-compliance or misconduct within 20 days after receiving written notice from the Board of Directors specifying such non-compliance or misconduct.

      A "change in control" is defined as:

      o a change in control of our company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, whether or not we are subject to such reporting requirement;

      o any person other than those persons in control of us on the date of the severance agreement, acquires the power, directly or indirectly, to direct our management or policies or to vote 25% or more of any class of our voting securities; or

      o within any period of three consecutive years during the term of the severance agreement, individuals who at the beginning of such period constitute the Board of Directors of Omega cease for any reason to constitute at least a majority thereof.

      The term of each agreement initially began on January 1, 2004 and ended on December 31, 2006, unless terminated earlier as provided in the agreement. Unless the Board of Directors notifies the executive prior to December 31st of any year that it does not wish to extend the term of the agreement beyond the expiration of a three-year term, the term of the agreement will automatically be extended for another year; accordingly, the current term of the agreement will expire on December 31, 2009. The term of the agreement will continually be extended in like manner for successive renewal terms. At no time will the current term of the agreement be for a period in excess of three years. The agreement will terminate upon the executive's death or disability, termination of employment for cause, retirement or otherwise or upon the executive reaching age 65.

      In the event that the executive is entitled to severance payments under the agreement, the executive will be paid annual compensation for a period of three years following the date on which the employment is terminated at a rate equal to 100% of their highest annual cash compensation, including cash bonuses, during the three year period ending on the termination date. Such payments shall be coordinated with pension, annuity or other benefits or payments received by the executive under the SERP, so that the sum of payments made under the severance agreement in any year, when added to payments received under the SERP, will not exceed the executive's highest annual compensation.

      In the event that the executive is entitled to severance payments, the executive will also be entitled to all medical, hospitalization, and life insurance benefits for a period of three years following the termination date, except that, if new employment is accepted by the executive during such period, continuation of such benefits will be offset by coverages provided through the executive's subsequent employer. If permitted under the terms of the SERP, the executive will remain a participant under the SERP. The executive also is entitled to reimbursement for all reasonable relocation expenses incurred and not paid by the executive's new employer in securing employment, provided that such reimbursement will not exceed one-third of the executive's highest annual compensation.

      The agreements provide that the executive may require us to maintain a letter of credit in the face amount of three times their current base annual salary on the date of grant plus $50,000 to secure our obligations under the agreement; currently, no such letters of credit have been requested. The agreements also provide that the severance payments and benefits to which the executive may be entitled under the severance agreement will not be otherwise offset or reduced by any income or earnings received from any other employment or other activity that he may engage in during the three year period following the termination date. The executive is not required to mitigate his damages.

      The agreements also contain covenants restricting the executive's right to engage in actions which are harmful or inimical to our interests or competing with us in Centre County, Pennsylvania for a period of one year after the termination of their employment and a covenant requiring the executive to maintain the confidentiality of our information. In the event that the executive breaches any of these covenants and we obtain a final, non-appealable court order finding such breach, we can terminate payments under this agreement and may seek a court order requiring the repayment of all amounts paid after the beginning of the breach.

        The following table shows the estimated amount of payments and benefits that would be provided by us (or our successor) to Ms. Koval and Mr. Warfel under their respective severance agreement assuming that their employment was terminated as of December 31, 2006 for various reasons listed below.


                                                         Reason for Termination of Employment
                            ---------------------------------------------------------------------------------------
                                           Termination by
                                           Omega without
                                              Cause or
                              Voluntary    Termination of
 Name of Executive and           by        Executive for                                    Termination following a
   Nature of Payment          Executive     Good Reason      Cause   Death   Disability        Change of Control
-------------------------------------------------------------------------------------------------------------------
 Donita R. Koval
     Total Severance
     Payment                   $   --      $ 1,047,540 (1)   $  --   $  --     $   --           $ 1,047,540 (1)

     Monthly cost of
     continuation of all
     medical, hospitaliza-
     tion and life insurance
     benefits through
     December 31, 2009             --           12,505 (2)      --      --         --                12,505 (2)

     Maximum relocation
     expense reimbursement         --          116,393 (3)      --      --         --               116,393 (3)

 Daniel L. Warfel
     Total Severance
     Payment                       --          881,412 (4)      --      --         --               881,412 (4)

     Monthly cost of
     continuation of all
     medical, hospitaliza-
     tion and life insurance
     benefits through
     December 31, 2009             --           20,021 (2)      --      --         --                20,021 (2)

     Maximum relocation
     expense reimbursement         --           97,935 (3)      --      --         --                97,935 (3)

(1) Represents total amount payable under the Severance Agreement based on highest annual cash compensation of $349,180 per year. Severance would be payable in 36 equal monthly installments beginning after the termination of employment.

(2) Represents the estimated total cost to us to provide the executive, for a period of three years as required by the Severance Agreement, the same coverage such executive had as of December 31, 2006 under all of these plans as they existed on that date and assuming no increase in the cost of the premiums for such benefits.

(3) Represents the maximum amount of relocation expenses incurred by the executive in obtaining new employment that we would have to pay under the Severance Agreement, which amount equals one-third of the annual severance amount payable under that agreement.

(4) Represents total amount payable under the Severance Agreement based on highest annual cash compensation of $293,804 per year. Severance would be payable in 36 equal monthly installments beginning after the termination of employment.

SERP

      Under the SERP, we have entered into salary continuation agreements with Donita R. Koval and Daniel L. Warfel. These agreements provide for supplemental retirement benefits for a participant who has attained age 62 and remained in our continuous employment, subject to certain exceptions described below.

      Under the supplemental retirement provisions, Ms. Koval and Mr. Warfel are eligible for supplemental benefits equal to 75% of the average of their annual compensation for the previous five full calendar years reduced by:

  o 50% of the estimated annual primary Social Security benefit to be paid at age 65;

  o 100% of the estimated 15-year annuity that could be purchased with our matching contribution to the 401(k) Plan. The annuity is to be calculated using an annual interest rate equal to the 10-year treasury note rate plus 150 basis points, compounded monthly; and

  o 100% of the estimated 15-year annuity that could be purchased with the participant's balance in the Employee Stock Option Plan. The annuity is to be calculated using an annual interest rate equal to the 10-year treasury note rate plus 150 basis points, compounded monthly.

      Based on current estimates of Ms. Koval's final average salary, her estimated annual SERP benefit would be approximately $226,360 payable in monthly installments for a period of 15 years beginning at age 62. Mr. Warfel's final average salary projections indicate that his estimated annual SERP benefit would be approximately $53,407 payable for a period of 15 years beginning at age 62. In our discretion, we may pay the retirements benefits in a lump sum equal to the present value of the benefit calculated using a discount rate equal to the 10-year treasury note rate plus 150 basis points and compounding monthly.

      If a participant's employments terminates for any reason other than death, change of control or disability prior to the participant reaching age 55, we are not required to pay any benefits under the SERP.

      If a participant's employment terminates for any reason other than death, change of control or disability after the participant has reached age 55, we are required to pay the participant a benefit equal to the liability then accrued on our books with respect to the participant's SERP payable by calculating a fixed annuity payable in 180 equal monthly installments beginning after the termination of employment, crediting interest on the unpaid balance at an annual rate equal to the 10-year treasury note rate plus 150 basis points, compounded monthly.

      If a participant's employment terminates due to disability prior to the participant reaching age 62, we will pay the participant their normal retirement benefit for a period of 15 years beginning after the participant has reached age
62. "Disability" means:

            o if the participant is covered by a disability policy sponsored by us, total disability as defined in such policy without regard to any waiting period; or

            o if the participant is not covered by such a policy, the inability to substantially perform the usual and regular duties performed by the participant as our employee. Such disability may be caused by either illness or injury and includes mental disabilities.

      If a participant dies while employed by us, we will pay the participant's beneficiary a payment equal to the amount payable under a life insurance policy that we maintain on such participant under the SERP.

      If we experience a change of control and we or the successor terminates the participant's employment or the participant terminates their employment within three years after such change of control, we will pay the participant their normal retirement benefit in monthly installments for a period of 15 years beginning after the participant has reached age 62. In our discretion, we may pay the retirements benefits in a lump sum equal to the present value of the benefit calculated using a discount rate equal to the 10-year treasury note rate plus 150 basis points and compounding monthly. We are also required to pay to the participant an amount equal to any excise tax impose on the participant under the excess parachute payment rules of Section 280G of the Internal Revenue Code, as well as any additional taxes imposed as a result of the additional payment. We refer to this as the "excise tax gross-up."

      "Change of control" is defined as any of the following:

            o a transaction or series of transactions in which we are sold, either through the sale of a controlling interest in our voting stock or through the sale of substantially all of our assets, to a party not having a controlling interest in our voting stock on the date of the agreement;

            o a transaction or series of transactions in which we are combined with another business entity, and after which the persons who had owned, either directly or indirectly, a controlling interest in our voting stock on the date of the agreement own less than a controlling interest in the voting stock of the combined entity; or

            o a transaction or series of transactions in which fifteen percent or more of our voting stock is acquired by or for a person or business entity, either of which did not own, either directly or indirectly, a controlling interest in our voting stock on the date of the agreement; however, this does not apply to stock purchased by our ESOP.

      If the executive's employment is terminated due to theft, fraud, embezzlement or willful misconduct causing significant property damage to us or personal injury to another employee, we are not required to pay any benefits under the SERP. For the purpose of this discussion, we refer to this as a "termination for cause."

      The SERP does not contains any restrictive covenants.

      The following table shows the estimated present value of retirement benefits, as reflected on our books, and the cost of the excise tax gross-up that would be provided by us (or our successor) to Ms. Koval and Mr. Warfel under their respective SERP assuming that their employment was terminated as of December 31, 2006 for various reasons as described below. These payments would be in addition to any payments that we may be required to make under the severance agreements.


                                                     Reason for Termination of Employment
------------------------------------------------------------------------------------------------------------------
                                         Termination by                                             Termination
Name of Executive and     Voluntary by   Omega without                                              following a
  Nature of Payment        Executive         Cause        Cause      Death        Disability     Change of Control
------------------------------------------------------------------------------------------------------------------
Donita R. Koval
    Total Retirement
    Benefits Payable      $      --        $     --       $  --   $850,000 (1)   $ 493,511 (2)     $ 493,511 (2)

    Excise Tax Gross-Up          --              --          --         --              --           244,406

Daniel L. Warfel
    Total Retirement
    Benefits Payable        318,748 (2)     318,748 (2)      --    616,196 (1)     318,748 (2)       318,748 (2)

    Excise Tax Gross-Up          --              --          --         --              --                --

(1) Represents the total amount payable under the SERP based on the benefit payable under a life insurance policy maintained by us on the executive. Payment would be made in a lump sum.

(2) Represents the present value of the retirement benefits payable under the SERP, as reflected on our books .

Equity Plans

      Our stock option plans and 2006 Equity Incentive Plans contain provisions that accelerate the vesting of any award upon our change of control, as defined in the respective plan; however, as of December 31, 2006, all of the equity awards held by our named executive officers, consisting of stock options, were fully vested and exercisable.

Life Insurance Benefits

      Generally, we maintain life insurance for the benefit of our full-time employees. We also maintain additional life insurance policies on certain of our employees, including Mr. Warfel that would pay additional benefits to their beneficiaries upon their death. If Mr. Warfel had died on December 31, 2006, his beneficiary would have received $388,068.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee currently consists of Mr. Robert A. Szeyller, Chairman, and Messrs. Philip E. Gingerich, Carl H. Baxter, and Robert A. Hormell. No person who served as a member of the Compensation Committee during 2006 was a current or former officer or employee of Omega or Omega Bank or engaged in certain transactions with Omega or Omega Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2006, which generally means that no executive officer of Omega served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Compensation Committee of Omega.

                              CERTAIN TRANSACTIONS

      Through its bank subsidiary, we have had, and expect to continue to have, loan and other banking transactions (including, but not limited to, checking, savings and time deposits) with certain of our directors, nominees for director, officers, certain of their immediate family members and certain corporations or organizations with which they are affiliated. All such loan and other banking transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to us, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

      The Board of Directors has adopted written policies and procedures regarding approval of transactions between us and any employee, officer, director and certain of their family members and other related persons required to be reported under Item 404 of SEC Regulation S-K. Under these policies, a majority of the disinterested members of the Audit Committee must approve any transaction between us and any related party that involve more than $120,000. If a majority of the members of the Audit Committee are interested in the proposed transaction, then the transaction must be approved by a majority of the disinterested members of the Board (excluding directors who are employees). The Chair of the Audit Committee has the delegated authority to pre-approve or ratify (as applicable) any related party transaction in which the aggregate amount involved is more than $120,000. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to us than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accounting firm of Ernst & Young LLP acted as Omega's independent public accountant for the 2006 fiscal year and currently is expected to be selected by the Audit Committee to act as Omega's independent public accountant for the 2007 fiscal year; however, the Audit Committee has not yet finalized the engagement of Ernst & Young LLP for 2007. A representative of Ernst & Young LLP is expected to be present at the annual meeting and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

      Fees for professional services provided by Ernst & Young LLP in each of the last two fiscal years, in each of the following categories are:

                                                                                       2006        2005
                                                                                    ---------------------
     Audit Services                                                                  $571,200    $653,795
       Includes fees for the audit of consolidated financial statements, quarterly reviews and Management's assertion related to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

     Audit Related Fees                                                                18,030

     Tax Fees                                                                                      64,369
       Includes tax compliance services in 2006 and 2005.
                                                                                    ---------------------
                                                                                     $589,230    $718,164
                                                                                    =====================

      The Audit Committee has considered and determined that the services provided by Ernst & Young LLP, in addition to those services provided in exchange for Audit Fees, as discussed above, are compatible with Ernst & Young LLP maintaining its independence.

      The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged. All of the services described in the table above were pre-approved by the Audit Committee.

                              SHAREHOLDER PROPOSALS

      Under Omega's Bylaws, shareholder proposals with respect to the 2008 Annual Meeting of Shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of Omega no later than December 3, 2007. Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Omega's Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, Pennsylvania 16801. Each nomination or proposal must include the information required by the Bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting. Omega's bylaws are available, at no cost, at the SEC's website, www.sec.gov, as Exhibit 3.4 to Omega's Form 10-K filed with the SEC on March 16, 2006 or upon the shareholder's written request directed to the Corporate Secretary at the address given above.

      Shareholder proposals for the 2008 Annual Meeting of Shareholders must be submitted to Omega by December 3, 2007 to receive consideration for inclusion in Omega's Proxy Statement relating to the 2008 Annual Meeting of Shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the Bylaws.

      In addition, shareholders are notified that the deadline for providing Omega timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Omega's 2008 Annual Meeting of Shareholders is December 3, 2007. As to all such matters which Omega does not have notice on or prior to December 3, 2007, discretionary authority shall be granted to the persons designated in Omega's Proxy related to the 2008 Annual Meeting of Shareholders to vote on such proposal.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      This  Proxy   Statement  is   accompanied  by  Omega's  Annual  Report  to
Shareholders for the year ended December 31, 2006.

      Each person solicited hereunder can obtain a copy of Omega's Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the SEC, without charge except for exhibits to the report, by sending a written request to:

                             Corporate Secretary
                             Omega Financial Corporation
                             366 Walker Drive
                             State College, PA 16801

      A copy of the required annual financial disclosures for each bank subsidiary will also be provided, without charge, upon written request to:

                             Corporate Secretary
                             Omega Financial Corporation
                             366 Walker Drive
                             State College, PA 16801

--------------------------------------------------------------------------------
The Board of Directors of Omega Financial Corporation recommends a vote "FOR" the following proposals.
--------------------------------------------------------------------------------

                                                         Please mark as
                                                         Indicated in this   |X|
                                                         example


                                                                 With-   For All
                                                        For      hold     Except
1.    To  elect  four  directors  listed  below to      |_|      |_|       |_|
      serve a three-year term as described in the accompanying proxy statement:

      (1) Stanton R. Sheetz       (2) Robert A. Szeyller
      (3) Robert A. Hormell       (4) Stephen M. Krentzman

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NOT SPECIFIED, WILL BE DIRECTED TO VOTE FOR ALL PROPOSALS.

      Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           OMEGA FINANCIAL CORPORATION

      --------------------------------------------------------------------------


      Mark here if you plan to attend the meeting               |_|


--------------------------------------------------------------------------------
                                     COMMON


The undersigned hereby acknowledges receipt of the 2006 Annual Report to Shareholders, notice of the 2007 Annual Meeting and the Proxy Statement relating thereto.

     Please be sure to sign and date            Date
      this proxy in the box below.
                                                --------------------------------


--------------------------------------------------------------------------------
Shareholder sign above                          Co-holder (if any) sign above


--------------------------------------------------------------------------------
 * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTION BELOW * *
--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------

                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

      1.    By Mail; or
      2.    By Telephone (using a Touch-Tone Phone); or
      3.    By Internet.

Priority voting instruction by telephone or Internet vote authorizes the attorneys-in-fact to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note telephone and Internet votes must be sent prior to 3 a.m., April 23, 2007. It is not necessary to return this proxy card if you vote by telephone or Internet.

--------------------------------------------------------------------------------
                                Vote by Telephone

              Call Toll-Free on a Touch-Tone Phone anytime prior to
                  3 a.m. Eastern Daylight Time, April 23, 2007.

                                 1-866-204-1922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Vote by Internet

                                Anytime prior to
                  3 a.m. Eastern Daylight Time, April 23, 2007.

                        https://www.proxyvotenow.com/omef
--------------------------------------------------------------------------------

  Please note that the last vote received, whether by telephone, Internet of by
                         Mail, will be the vote counted.

------------------------
ON-LINE PROXY MATERIALS:   Access at https://www.proxyvotenow.com/omef
------------------------

                             Your vote is important!

                              REVOCABLE PROXY CARD
                           OMEGA FINANCIAL CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 23, 2007
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David S. Runk, Daniel L. Warfel and Teresa M. Ciambotti, and each of them as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to appear at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 23rd day of April, 2007 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Omega which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as specified on the reverse side.

This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote "For" the election of nominees as described in the accompanying proxy statement.

This proxy confers certain discretionary authority described in the proxy statement. A majority of said attorneys and proxies present at said meeting (or if only one shall be present, then that one), may exercise all of the powers hereunder.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

          OMEGA FINANCIAL CORPORATION - ANNUAL MEETING, APRIL 23, 2007

                             YOUR VOTE IS IMPORTANT!

                    Proxy Materials are available on-line at:

                          https://proxyvotenow.com/omef

                       You can vote in one of three ways:

1. Call toll free 1-866-204-1922 on a Touch-Tone Phone and follow the instructions. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/omef and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

--------------------------------------------------------------------------------
The Board of Directors of Omega Financial Corporation recommends a vote "FOR" the following proposals.
--------------------------------------------------------------------------------

                                                         Please mark as
                                                         Indicated in this   |X|
                                                         example


                                                                With-    For All
                                                       For      hold     Except
1.    To  elect  four  directors  listed  below to     |_|       |_|       |_|
      serve a three-year term as described in the accompanying proxy statement:

      (1) Stanton R. Sheetz    (2) Robert A. Szeyller
      (3) Robert A. Hormell    (4) Stephen M. Krentzman

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NOT SPECIFIED, WILL BE DIRECTED TO VOTE FOR ALL PROPOSALS.

      Make address changes below:


      --------------------------------------------------------------------------


      --------------------------------------------------------------------------


      --------------------------------------------------------------------------


      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


      Mark here if you plan to attend the meeting               |_|


--------------------------------------------------------------------------------
                                      401K


The undersigned hereby acknowledges receipt of the 2006 Annual Report to Shareholders, notice of the 2007 Annual Meeting and the Proxy Statement relating thereto.

     Please be sure to sign and date            Date
      this proxy in the box below.
                                                --------------------------------


--------------------------------------------------------------------------------
                                   Sign above

--------------------------------------------------------------------------------
 * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTION BELOW * *
--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------

                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

      1.    By Mail; or
      2.    By Telephone (using a Touch-Tone Phone); or
      3.    By Internet.

Priority voting instruction by telephone or Internet vote authorizes the attorneys-in-fact to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note telephone and Internet votes must be sent prior to 3 a.m., April 23, 2007. It is not necessary to return this proxy card if you vote by telephone or Internet.

--------------------------------------------------------------------------------
                                Vote by Telephone

              Call Toll-Free on a Touch-Tone Phone anytime prior to
                  3 a.m. Eastern Daylight Time, April 23, 2007.

                                 1-866-204-1922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Vote by Internet

                                Anytime prior to
                  3 a.m. Eastern Daylight Time, April 23, 2007.

                        https://www.proxyvotenow.com/omef
--------------------------------------------------------------------------------

  Please note that the last vote received, whether by telephone, Internet of by
                         Mail, will be the vote counted.

------------------------
ON-LINE PROXY MATERIALS:   Access at https://www.proxyvotenow.com/omef
------------------------

                             Your vote is important!

                              REVOCABLE PROXY CARD
                           OMEGA FINANCIAL CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 23, 2007
           VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEES OF
           THE OMEGA FINANCIAL CORPORATION 401(K) PROFIT SHARING PLAN

The undersigned hereby directs and instructs The Charles Schwab Trust Company, trustees under the Omega Financial Corporation 401(K) Profit Sharing Plan, to vote the shares allocated to the account of the undersigned under said Plan at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 23rd day of April, 2007 and at any postponement or adjournment thereof, as specified on the reverse side.

These voting instructions will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, or if your voting instructions are not received by 3:00 A.M. Eastern Daylight Time on April 23, 2007, the persons named herein intend to vote "For" the election of nominees as described in the accompanying proxy statement.

A majority of said trustees present at said meeting (or if only one shall be present, then that one), may exercise all of the powers hereunder.

The confidentiality of the voting instructions of Plan participants will be maintained except to the extent necessary to comply with federal laws or state laws not preempted by the Employee Income Security Act of 1974, as amended. The voting instructions will be tabulated by Registrar and Transfer Company and communicated without identification of the Plan Participants to the Trustees.


PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)


--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

          OMEGA FINANCIAL CORPORATION - ANNUAL MEETING, APRIL 23, 2007

                             YOUR VOTE IS IMPORTANT!

                    Proxy Materials are available on-line at:

                          https://proxyvotenow.com/omef

                       You can vote in one of three ways:

1. Call toll free 1-866-204-1922 on a Touch-Tone Phone and follow the instructions. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/omef and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

--------------------------------------------------------------------------------
The Board of Directors of Omega Financial Corporation recommends a vote "FOR" the following proposals.
--------------------------------------------------------------------------------

                                                         Please mark as
                                                         Indicated in this   |X|
                                                         example

                                                                 With-   For All
                                                        For      hold    Except
1.    To  elect  four  directors  listed  below to      |_|      |_|       |_|
      serve a three-year term as described in the accompanying proxy statement:

      (1) Stanton R. Sheetz   (2) Robert A. Szeyller
      (3) Robert A. Hormell   (4) Stephen M. Krentzman

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NOT SPECIFIED, WILL BE DIRECTED TO VOTE FOR ALL PROPOSALS.

      Make address changes below:


      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. When signing as attorney, executor, administrator, trustee or guardian, please give full title.


      Mark here if you plan to attend the meeting               |_|


--------------------------------------------------------------------------------

                                      ESOP


The undersigned hereby acknowledges receipt of the 2005 Annual Report to Shareholders, notice of the 2006 Annual Meeting and the Proxy Statement relating thereto.

       Please be sure to sign and date          Date
     this instruction in the box below.
                                                --------------------------------


--------------------------------------------------------------------------------
                                   Sign above

--------------------------------------------------------------------------------
 * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTION BELOW * *
--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

      1.    By Mail; or
      2.    By Telephone (using a Touch-Tone Phone); or
      3.    By Internet.

Priority voting instruction by telephone or Internet vote authorizes the trustees to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note telephone and Internet votes must be sent prior to 3 a.m., April 23, 2007. It is not necessary to return this proxy card if you vote by telephone or Internet.

--------------------------------------------------------------------------------

                                Vote by Telephone

              Call Toll-Free on a Touch-Tone Phone anytime prior to
                  3 a.m. Eastern Daylight Time, April 23, 2007.

                                 1-866-204-1922

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Vote by Internet

                                Anytime prior to
                  3 a.m. Eastern Daylight Time, April 23, 2007.

                        https://www.proxyvotenow.com/omef
--------------------------------------------------------------------------------

  Please note that the last vote received, whether by telephone, Internet of by
                         Mail, will be the vote counted.

------------------------
ON-LINE PROXY MATERIALS:    Access at https://www.proxyvotenow.com/omef
------------------------

                             Your vote is important!

                              REVOCABLE PROXY CARD
                           OMEGA FINANCIAL CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 23, 2007
      VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEES OF THE OMEGA
                          EMPLOYEE STOCK OWNERSHIP PLAN

The undersigned hereby directs and instructs David B. Lee, Donita R. Koval, Daniel L. Warfel and Teresa M. Ciambotti, and each of them as trustees under the Omega Financial Corporation Employee Stock Ownership Plan, to vote the shares allocated to the account of the undersigned under said Plan at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 23rd day of April, 2007 and at any postponement or adjournment thereof, as specified on the reverse side.

These instructions will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, or if your voting instructions are not received by 3:00 A.M. Eastern Daylight Time on April 23, 2007, the persons named herein intend to vote "For" the election of nominees as described in the accompanying proxy statement.

A majority of said trustees present at said meeting (or if only one shall be present, then that one), may exercise all of the powers hereunder.

The confidentiality of the voting instructions of Plan participants will be maintained except to the extent necessary to comply with federal laws or state laws not preempted by the Employee Income Security Act of 1974, as amended. The voting instructions will be tabulated by Registrar and Transfer Company and communicated without identification of the Plan Participants to the Trustees.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)


--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

          OMEGA FINANCIAL CORPORATION - ANNUAL MEETING, APRIL 23, 2007

                             YOUR VOTE IS IMPORTANT!

                    Proxy Materials are available on-line at:

                          https://proxyvotenow.com/omef


                       You can vote in one of three ways:

1. Call toll free 1-866-204-1922 on a Touch-Tone Phone and follow the instructions. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/omef and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS